SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 LONGPORT, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                       N/A
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- --------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
(5) Total fee paid:
- --------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
- --------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------
(3) Filing Party:
- --------------------------------------------------------------------------------
(4) Date Filed:
- --------------------------------------------------------------------------------

                                 LONGPORT, INC.
                               791 S. CHESTER ROAD
                         SWARTHMORE, PENNSYLVANIA 19081


                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         -------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Longport, Inc. will be held at Longport's corporate offices at 791 S. Chester Road, Swarthmore, Pennsylvania, 19081, on Wednesday, August 21, 1996 at 10:00 AM for the following purposes:



         1. To elect two (2) directors.

         2. To ratify the appointment of Angell & Deering as the Company's auditors for the calendar year ended December 31, 1996.

         3. To transact such other business that may properly come before the meeting.


         Only holders of Common Stock of record at the close of business on June 30, 1996 are entitled to notice of and to vote at said meeting and any adjournments thereof.


                                             By order of the Board of Directors,

                                             /s/ Peter E. Cavanaugh
                                             -----------------------------
                                             Peter E. Cavanaugh
                                             Secretary

July 15, 1996
Swarthmore, Pennsylvania
- -------------------------------------------------------------------------------
         If you do not expect to be present at the meeting, please complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope.

                                 LONGPORT, INC.
                               791 S. CHESTER ROAD
                         SWARTHMORE, PENNSYLVANIA 19081
                         -------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 21, 1996
                         -------------------------------

                               General Information

         The accompanying proxy is being solicited by the management of Longport, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders (hereinafter referred to as the "Meeting") to be held at Longport's corporate offices at 791 S. Chester Road, Swarthmore, Pennsylvania, 19081, on Wednesday, August 21, 1996 at 10:00 AM.

         This Proxy Statement and the accompanying form of proxy are being first mailed or given to the holders of the Company's Common Stock on or about July 15, 1996.

         At the Meeting, Shareholders of the Company will vote upon: (1) the election of two (2) directors; (2) the ratification of Angell & Deering as the auditors for the 1996 calendar year; and (3) such other business that may properly come before the meeting and all adjournments thereof, including such matters as may be duly proposed by Shareholders. The Board of Directors is not aware of any Shareholder proposals that may be presented at the meeting.

VOTING RIGHTS AND VOTES REQUIRED

         Only holders of record of the Company's shares of Common Stock, par value $.001 per share (the "Common Stock") at the close of business on June 30, 1996 are entitled to receive notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on June 30, 1996 there were 10,834,539 shares of Common Stock issued and outstanding.

         A majority of the outstanding shares of Common Stock must be present in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each matter considered.

         The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting in person or by proxy, and entitled to vote thereat, will be required to elect the nominees as directors, and to ratify the appointment of Angell & Deering as auditors for 1996, to transact such other business as may properly come before the meeting, and to adopt any Shareholder proposal presented at the meeting. In determining whether a proposal has received the requisite number of affirmative votes, abstentions and broker nonvotes will have the same effect as votes for the proposal.

VOTING OF PROXIES

         Proxies received in proper form by the Board of Directors of the Company will be voted at the Meeting, and any adjournments thereof, as instructed therein by the shareholders executing such proxies, or if no instructions are given, then such proxies will be voted FOR the election of the nominees as directors, FOR the ratification of Angell & Deering as auditors; and in the discretion of persons named in the proxy, on all other matters properly presented at the Meeting.

REVOCATION OF PROXIES

         A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the Meeting. A proxy may be revoked by filing with the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting the shares of Common Stock covered by the proxy.

SOLICITATION OF PROXIES

         The cost of solicitation of proxies from the Company's shareholders will be borne by the Company. Solicitation will be primarily by mail. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone or telegram by the directors, officers, employees and agents of the Company. Upon request, the Company will reimburse brokers, nominees, fiduciaries, and custodians for reasonable expenses incurred by them in forwarding proxy material to the beneficial owners of the Company's Common Stock.

                       NOMINEES FOR ELECTION AS DIRECTORS

         The accompanying proxy will be voted in favor of the election as directors those persons named below, to serve subject to the provisions of the by-laws, until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If any of such nominees does not remain a candidate at the time of the Meeting (a situation which the management does not now anticipate), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and for such other persons as shall be designated by the Board of Directors to replace such nominees.

         The Board of Directors of the Company currently consists of two (2) directors*, whose terms will expire at the 1996 Annual Meeting. The two (2) persons designated by the Board of Directors as nominees for elections as directors are Messrs. James R. McGonigle and Peter E. Cavanaugh. Messrs. McGonigle and Cavanaugh currently serve as directors of the Company. Phillip E. Loori resigned from the Board of Directors effective September 28, 1995. No replacement has been named.


         The following table sets forth the age and address of each nominee, the principle occupation or employment of each nominee during the previous five years and the year each nominee became a director of the Company.



                                    Position with the Company
                                    and principal occupation
                                    or employment during the past                                        Director
         Name                       five years                                                           Since
         ----                       -----------------------------                                        --------
James R. McGonigle                  Chairman, Chief Executive Officer, President                         January, 1993
                                    and a director of the Company since January, 1993;
                                    Founder and Chairman of Longport, Inc. since its
                                    incorporation; President of Supra Medical Corp.
                                    (formerly Topox, Inc.), a publicly held company,
                                    from 1985 to 1992.

Peter E. Cavanaugh                  Vice President and General Counsel for the Company since             April, 1995
                                    December, 1993 having performed legal services for the Company for approximately 3 months prior thereto; Admitted to practice in
                                    Pennsylvania and New Jersey; Law Clerk for the firm of Tybout,
                                    Redfearn & Pell in Delaware from March 1992 to May, 1993; law clerk and claims executive for the Pennsylvania Manufacturer's
                                    Association Insurance Company from 1986 to 1992.




Meetings of the Board of Directors and Committees

         During 1995 the Board held 5 meetings. The Board has not established any committees.

Director's Compensation

         No director receives any additional compensation for services rendered as director, or for attendance at or participation in meetings. There is no plan to initiate any compensation program for the directors.

Transactions Involving Directors and Officers

         In 1995, the Company paid consulting fees of $1,500 to Colpat, Inc., a corporation controlled by the Company's President, James R. McGonigle for services rendered to the Company.

Executive Officers

         The name and age of each executive officer of the Company, the office or offices held by such person and the date on which such person initially held such office or offices are set forth below.


Name                       Office(s)                          Age               Initial Date of Office
- ----                       ---------                          ---               ----------------------
James R. McGonigle         Chairman of the Board              51                January, 1993
                           Chief Executive Officer
                           President

Peter E. Cavanaugh         Vice President                     30                December, 1993
                           General Counsel
                           Corporate Secretary






John Delamater*            Controller                         42                June, 1993
                           Corporate Treasurer

Each officer is elected to serve until the next annual meeting of directors is held and until his or her successor is duly elected and has qualified.

* Mr. Delamater resigned as controller effective April 1, 1996. The Company has not named a replacement, with Mr. McGonigle has assumed the role of the Chief Accounting Officer.


         The business experience for the previous five (5) years of James R. McGonigle and Peter E. Cavanaugh is set forth under "Nominees for Election as Directors".

         John Delamater has been the Treasurer of the Company since June, 1993; From February, 1992, to June, 1993, was the Controller for Supra Medical Corp. and from January, 1990 until January, 1991, was the accounting manager at Wallingford Nursing & Rehabilitation Center.

Executive Compensation

         The following table shows the compensation paid or accrued by the Company or its subsidiaries for the fiscal year ended December 31, 1995. No executive officer or other employee of the Company received an annual salary and bonus in excess of $100,000 or more. Accordingly, the summary compensation table does not include compensation of other officers or employees.


                           SUMMARY COMPENSATION TABLE


                                                     Other
Name                                                 Annual             Restricted            All Other
and                                                  Compen-            Stock       Options    Compen-
Principal                           Salary   Bonus   sation             Award(s)      SAR's     sation
Position                 Year       ($)       ($)     ($)                ($)          ($)         ($)
- --------------------------------------------------------------------------------------------------------------
James R. McGonigle       1995        0         0       0                   -           -        $*
President & CEO

Peter E. Cavanaugh       1995      $11,250     0       0                $7,500         -         0
Vice President/Counsel


* Amount paid to Colpat, Inc., a corporation controlled by Mr. McGonigle, for services rendered to the Company.

Service Agreements

         The Company has agreed with James R. McGonigle and Peter E. Cavanaugh to pay each $36,000 annually, beginning in January, 1996. The Company provides health benefits to its executive officers and other employees to the extent permitted under law.

                   EXECUTIVE AND OTHER EMPLOYEE BENEFIT PLANS

Option Exercises and Fiscal Year End Values

         The following table provides information as to the unexercised options to purchase the Company's Common Stock granted in fiscal year 1994 and prior fiscal years to the named officers and the value of said options held by them as of the end of the year.

                      OPTION VALUES AS OF DECEMBER 31, 1995

                            Number of Unexercised       Value of Unexercised
                            Options at Fiscal           In-the-Money Options at
                            Year End                    Fiscal Year End*
                            --------------------        ---------------------
Name

James R. McGonigle          0                           n/a
Peter E. Cavanaugh          12,000                      12,000
John Delamater               3,000                       3,000


         * The aggregate values represent the market price of the Common Stock at fiscal year end, less the exercise price. The actual value, if any, that an executive may realize will depend of the price of the Common Stock on the date of exercise of the option. There is no assurance that the value stated above will be equal to the value realized by the executive.

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information concerning the beneficial ownership, as of December 31, 1995, of the Company's Common Stock by the Directors and Executive Officers, individually and as a group. The table also sets forth the only person who, to the Company's knowledge, are the beneficial owners of more than five (5%) percent of the outstanding voting securities of the Company. Each person has sole voting and investment power with respect to the shares reported, except as otherwise noted.

                                            Shares Owned
Name of                                     Beneficially as of
Beneficial Owner                            March 31, 1996 (1)       Percent (2)
- ----------------                            ------------------       -----------
James R. McGonigle (3)(4)                      1,965,893               18.10%

Phillip E. Loori (3)(5)                        1,023,095                9.44%

Peter E. Cavanaugh (6)                           283,571                2.61%

John Delamater(7)                                143,000                1.31%

Kathleen C. Clark(8)                             589,185                5.37%

Ann R. McGonigle(9)                              592,500                5.47%

John H. Carbutt(10)                              812,777                7.50%

Michie Proctor and Joyce Proctor(11)           2,299,079               21.22%

The First Baptist Church
of Southwest Broward                             755,381                6.97%

All directors and officers
as a group (five persons)(13)                  2,392,464               22.08%


(1) Unless otherwise indicated, all shares listed are owned both of record and beneficially.

(2) Based upon 10,834,539 shares of Common Stock issued and outstanding as of March 31, 1996, and gives effect to the possible exercise of outstanding Warrants of the Company.

(3) May be deemed to be a "founder" of the Company for the purpose of the Securities Act of 1933, as amended.

(4) Includes 942,000 shares held by James R. McGonigle, 547,143 shares held by Wound Healing Systems, Inc., a corporation controlled by Mr. McGonigle, 376,750 shares held by Colpat, Inc., a corporation controlled by Mr. McGonigle, and 100,000 Warrants held by Colpat, Inc., with each Warrant entitling the holder to purchase one share of Common Stock for $3.00 at any time until Dec. 31, 1996.

(5) Includes 847,000 shares held by Phillip E. Loori and 176,095 shares held by Wound Care Systems, Inc., a corporation controlled by Mr. Loori.

(6) Includes an option to purchase up to 100,000 shares of Common Stock at $.10 per share at any time until July 18, 1998.

(7) Includes options to purchase 25,000 shares and 50,000 shares of Common Stock at any time until July 18, 1996 and January 24, 1997, respectively.

(8) Includes 446,328 shares held by Kathleen C. Clark and 142,857 Warrants held by Ms. Clark, with each Warrant entitling the holder to purchase one share of Common Stock for $3.00 at any time until December 31, 1996.

(9) Ann R. McGonigle, who is James R. McGonigle's mother, holds 292,500 shares and 300,000 Warrants, with each Warrant entitling the holder to purchase one share of Common Stock for $3.00 at any time until December 31, 1996.

(10) Includes 436,098 shares held by John H. Carbutt, 200,000 Warrants held by Mr. Carbutt, with each Warrant entitling the holder to purchase one share of Common Stock for $3.00 at any time until December 31, 1996, and 176,679 shares held by Jagapata, Ltd., a corporation controlled by Mr. Carbutt.

(11) Includes 1,742,163 shares held by Michie Proctor, 456,916 shares held by Michie and Joyce Proctor, and 100,000 Warrants held by Michie and Joyce Proctor, with each Warrant entitling the holder to purchase one share of Common Stock for $3.00 at any time until December 31, 1996.

(12) Includes shares, Warrants to purchase shares, and options to purchase shares held by the Company's officers and directors.

         Effective August 13, 1992, the Securities Exchange Commission adopted new rules regarding the filing of public reports by directors, officers and beneficial owners of more than ten (10%) percent of any class of Securities of a company registered pursuant to Section 12 of the Securities Exchange Act. The new rules require proxy statement disclosure of those directors, officers and more than ten (10%) percent beneficial owners that fail to file required reports or that fail to timely file such reports. The Company has no knowledge of any individual in violation on these regulations.

                        Appointment of Auditors for 1996

         On June 1, 1996, the Board of Directors, subject to the approval of the shareholders, appointed Angell & Deering as independent certified public accountants to audit the consolidated financial statements of the Company, and its subsidiaries, for the year ending December 31, 1996. Angell & Deering has been the Company's independent certified public accountants for Longport since its inception in January, 1993.

Vote Required

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE HOLDERS OF THE COMPANY'S COMMON STOCK PRESENT AT THE MEETING OR BY PROXY IS REQUIRED FOR THE ADOPTION OF THE PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                        PROPOSALS FOR 1997 ANNUAL MEETING

         Shareholder proposals for the 1996 Annual Meeting must be received at the principal executive offices of the Company, 791 S. Chester Road, Swarthmore, Pennsylvania 19081, no later than December 31, 1996, for inclusion in the 1997 Proxy Statement and form of Proxy.

                                  OTHER MATTERS

         At the time of preparation of this proxy statement, the Board of Directors is not aware of any matter, except as aforementioned, that will be presented at the meeting. However, if any other business should properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgement of the parties or persons voting said proxy.

         A copy of the 1995 Annual Report of the Company is being mailed to shareholders together with this Notice and Proxy Statement. The Annual Report contains consolidated financial statements for the Company and its subsidiaries and the report thereon of Angell & Deering, independent certified public accountants.

         The Company will provide, upon request, a copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1995 as filed with the Securities and Exchange Commission. Any such request should be in writing and addressed to the Company at 791 S. Chester Road, Swarthmore, Pennsylvania 19081, attention Peter E. Cavanaugh, Secretary.



                                     From the Board of Directors,

                                     /s/ Peter E. Cavanaugh
                                     -----------------------------
                                     Peter E. Cavanaugh
                                     Secretary


July 15, 1996
Swarthmore, PA

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                 LONGPORT, INC.
                           TO BE HELD AUGUST 21, 1996

         The undersigned hereby appoints Peter E. Cavanaugh as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all shares of common stock of Longport, Inc. held of record by the undersigned on June 30, 1996, at the Annual Meeting of Shareholders to be held on August 21, 1996, or any adjournment or postponement thereof.

1.    ELECTION OF DIRECTORS

      FOR the nominees listed below               WITHHOLD AUTHORITY to vote
      (except as marked to the contrary           for the nominees listed below
      below)            _____                                            _____

                                 James R. McGonigle        ____
                                 Peter E. Cavanaugh        ____

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the space after the nominee's name as listed above.

2. TO RATIFY THE APPOINTMENT OF ANGELL & DEERING AS THE COMPANY'S AUDITORS FOR THE CALENDAR YEAR ENDED DECEMBER 31, 1996.

     FOR the appointment                WITHHOLD AUTHORITY to vote
     of Angell & Deering     _____      for ratification  _____

3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

         It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1) AND FOR THE PROPOSAL SET FORTH IN ITEM (2) ABOVE.

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: __________________                   ___________________________________
                                            Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY CARD
PROMPTLY USING THE                          ___________________________________
ENCLOSED ENVELOPE.                          Signature, if held jointly


PLEASE CHECK THIS SPACE IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. ______